Subsequent Events	9 Months Ended
Mar. 31, 2025
Subsequent Events
Subsequent Events

Note 19. Subsequent Events

On April 24, 2025 the Company closed on a private placement offering to sell 35,970,383 shares of the Company’s common stock at an offering price of $2.28 per share and pre-funded warrants to purchase 7,889,266 shares of common stock at an offering price of $2.279 per share of the Company’s common stock that may be exercised at a per share price of $0.0001.  The Company received approximately $92,586,000, net of broker fees, legal fees and other expenses incurred for the private placement.

Since March 31, 2025 the Company has purchased approximately 596,355 Solana Tokens with a cost based of approximately $84,157,000.